FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2012

United States Cellular Corporation

 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

United States Cellular Corporation (“U.S. Cellular”) previously filed a Current Report on Form 8-K dated June 21, 2012, which disclosed, among other things, that Alan D. Ferber, Executive Vice President – Chief Strategy and Brand Officer, would be leaving U.S. Cellular effective July 1, 2012.  That Form 8-K also indicated that U.S. Cellular and Mr. Ferber were in the process of negotiating a separation agreement that would be disclosed in a future Form 8-K filing.   Accordingly, the following amends and supplements such Form 8-K pursuant to paragraph (e) of Item 5.02.

(e)           U.S. Cellular entered into a Confidential Agreement and General Release with Alan D. Ferber as of July 19, 2012.  Pursuant to this agreement, subject to the terms and conditions thereof (i) Mr. Ferber resigned as Executive Vice President – Chief Strategy and Brand Officer of U.S. Cellular on July 1, 2012 (the “Resignation Date”), (ii) Mr. Ferber continued to receive his current base salary and employment benefits through the Resignation Date, (iii) provided that he complies with certain terms and conditions, U.S. Cellular will pay Mr. Ferber a discretionary pay amount of $900,000 in three installments, and (iv) U.S. Cellular will pay the cost of outplacement services for Mr. Ferber during the period ended December 31, 2013.  In addition, pursuant to this agreement and subject to the terms and conditions thereof, Mr. Ferber is required to comply with covenants relating to non-competition, non-disclosure of confidential information, non-solicitation of U.S. Cellular employees, cooperation with U.S. Cellular in the event of any proceedings and communications relating to U.S. Cellular, and the agreement includes a general release and covenant not to sue.  The foregoing brief description is qualified by reference to the copy of such agreement attached which is incorporated by reference herein as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	July 24, 2012

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

10.1	Confidential Agreement and General Release executed and delivered by Alan D. Ferber on July 19, 2012

99.1	Press Release dated June 26, 2012 (previously filed with original Form 8-K dated June 21, 2012)

EXHIBIT 10.1

Confidential Agreement and General Release

[See Attached]